CLEARVISION INTERNATIONAL INC.
1041 N. Formosa Ave., Los Angeles, CA 90046 * t: 323-850-2988 * f: 323-850-2989

LIMITED CONSULTING CONTRACT

This Agreement is made between **Associated Media Holdings Inc.** (hereinafter "CLIENT")

and **Clearvision International Inc.** (hereinafter "CVI").

In consideration for the promises contained herein and other good and valuable considerations, it is agreed as follows:

INDEPENDENT CONTRACTOR STATUS

Parties to this contract intend that the relationship between them created by the contract is that of CLIENT and independent contractor. Notwithstanding any other provision in this Agreement, neither CVI nor any agent, employee or servant of CVI shall be, or shall be deemed to be, an employee, agent, or servant of CLIENT nor shall any such party make any commitments or incur any liabilities on behalf of Client without its prior written consent. CLIENT is interested only in CVI performing the duties set forth under this contract; the manner and means of conduct of the work are under the sole control of the independent contractor. None of the benefits provided by the CLIENT to its employees, including, but not limited to, compensation, insurance and unemployment insurance will be available to CVI, or its employees. CVI will be solely and entirely responsible for its acts and for the acts of its agents, employees, servants, and subcontractors during the performance of this contract and will indemnify CLIENT for any injury to or costs incurred by CLIENT for acts of or on behalf of CVI beyond the duties set forth. Within this Agreement, the use of the name CLIENT shall mean CLIENT itself, or employees or agents employed by CLIENT.

STATEMENT OF CONTRACT INTENT

Throughout this Agreement and the term of this Agreement, CVI will be engaged in consulting and corporate development on an independent contractor basis. CVI will derive its revenues and any other compensation from consulting fees charged CLIENT.

CLIENT and CVI agree to enter into this Limited Consulting Contract.

It is the intent of CLIENT and the CVI, evidenced by their signatures hereto, to employ and provide only the services described herein.

DUTIES TO BE PERFORMED

1. Develop and identify relationships for the CLIENT through networking and pre-existing relationships of CVI to further CLIENT'S image and recognition as a leader in the action sports mobile content industry. Specifically, CVI will be responsible for securing at least one celebrity spokesperson who will make appearances on behalf of Client. CVI acknowledges that, in light of the significant

compensation being paid by CLIENT hereunder, CVI will be responsible for compensating all celebrity spokespersons retained on behalf of CLIENT.

2. CVI may use its best professional judgment in hiring or contracting personnel to perform the duties specified in this Agreement. However, CVI may not hire on contract personnel who are subject to a statutory disqualification as that term is defined in Section 3(a)(39) of the Securities Exchange Act of 1934 without the prior express written approval of CLIENT.
3. Client will pay any and all fees, airfare, hotel, ground transportation and per diem associated with out of state travel for any celebrity spokesperson, provided that any expenses in excess of $500 must be pre-approved in writing by Client.
4. Specify a plan to enhance CLIENT'S image in the public market place with research reports. CVI has no authority under this agreement to publish or disseminate research reports or information that may be interpreted to be a research report under applicable securities laws without the prior express written approval of CLIENT.
5. CVI will gather and amass such data and information (due diligence) as necessary to implement CLIENT'S strategies and monitor results.
6. CVI shall develop strategic alliances with business and industry partners on behalf of CLIENT that enhance or further advance the business of CLIENT in conjunction with CLIENT'S milestones.
7. CVI shall develop marketing strategies, techniques, methods, procedures and materials as needed for continued advancement of CLIENT's corporate mission statement.
8. Other such duties and responsibilities as may be mutually agreed upon by the parties and made part of this Agreement by signed amendments or addenda, including but not limited to the following Media campaign package:

Definitions:

- **VNR**: a broadcast-quality 30-90 second narrated Video News Release, followed by up to 13 minutes of B-Roll and Sound Bites, distributed via Satellite and Beta Broadcast Masters for inclusion on national and local news programs and talk shows.
- **Newspaper Feature:** 1-3 column news article with photo and contact info distributed to over 10,000 newspapers (mainly major market dailies and weeklies), reaching over 20 million readers (est.).
- **RNR:** 60 second Radio News Release professionally recorded and distributed in script form and on CD to 6,600 radio stations for use on regular news and talk shows.

Whereas CVI has offered its services to the CLIENT, and the CLIENT has chosen to hire CVI to perform these services;

For mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to as follows:

1. PRODUCTION GUARANTEES

CVI will provide the following productions for CLIENT: TV News Spotlight, Video News Release (VNR), Corporate Video *(up to 10-min)*, Tradeshow Loop Presentation, Internet Streaming Video, Newspaper Feature, and RNR ("Works"). Productions include complete Scripting (two drafts and a polish per Feature) to CLIENT's approval; up to four days of Shooting - including locations approved by CLIENT and on a

state-of-the-art sound stage and news set in Hollywood, CA; Emmy winning news anchors; accredited on-camera news reporter; Voice-over narration; unlimited Stock Footage from in-house library *(17 years worth of archived production footage)*; Complete Post Production / Editing with Graphics, Digital Editing; Production Insurance, CVI's local Location and Travel expenses and Per Diem, Director and Producer Fees; printing, postage and mailing, news clippings, and readership reports. CVI also will provide and cover all overhead and administrative expenses.

2. MEDIA PLACEMENT GUARANTEES

All media campaign packages and placements are those packages prepared by CVI for CLIENT as provided hereunder. CVI represents, warrants, guarantees and agrees:

a) VNR will air on national and local cable, satellite and broadcast affiliates throughout the U.S. and Canada. Programs will air as regular (non-paid) programming and as sponsored (paid) programming.

b) At least 1,000 total airings generated from a combination of cablecasts and broadcasts. Counted airings will take place between 6 AM and 10:30 PM daily, EST and each city counts as one airing. A 30-second VNR will air on seven networks (CNBC, CNN Headline News, Fox News, MSNBC, The Weather Channel and Bloomberg TV) in 208 markets, with 350 of those airings in the Top 50 markets. Airings will hit 15 million subscribers with a median household income of $65,000 and guarantees a Nielsen reported reach of more than 482,000 adult viewers.

c) Nationwide distribution of the TV Spotlight and/or VNR on one or more national networks such as CNN, MSNBC, FOX News Channel, CNBC, Dish Network and AMC.

d) At least twelve interviews on national and/or local market TV and Radio talk shows during the six month term of this campaign.

e) Minimum of 100 Newspaper Feature placements;

f) 100 Radio News Release (RNR) placements;

g) Monthly updates of CLIENT's headlining events in major financial / business E-newsletter sent to over 650,000 opt-in subscribers including: 250,000+ financial services professionals, 50,000+ key corporate decision makers and 350,000+ investors;

h) All such placements shall occur __________; and

i) Provide CLIENT usage reports with maps, bar charts, pie charts and circulation data plus physical clippings from newspapers and magazines---verifying the guaranteed number of placements and audience impressions. TV, Print and Radio elements are subject to editing by media outlets.

3. PROMOTIONAL ELEMENTS

a) CLIENT will receive One Hundred (100) fully packaged VHS or CD copies of the Corporate Video or VNR (CLIENT's choice) with the option to purchase more at guaranteed competitive prices. CLIENT is free to choose five additional TV airings instead of the copies.

b) CLIENT's complete Spotlight transcript, CLIENT logo, capsule description and links to CLIENT's site will be featured as a TOP STORY during the six month term of this campaign on one or more of CVI's news portals.

c) CLIENT will receive Video Streaming of CLIENT's Spotlight from CVI's servers for at least six months.

4. GRANT OF RIGHTS

a) CVI hereby assigns all right, title and interest in the Works to CLIENT. CLIENT shall, accordingly, have the sole and exclusive right to copyright any and all materials in the Works including all scripts, in its name, as the sole owner. CVI agrees that it will execute all documents and do all things reasonably necessary or proper to

carry out this assignment, including all requests pertaining to the recordation of copyright claims. CVI grants to CLIENT the rights to: a) approve Scripts prior to Shooting; b) approve final edited corporate version; c) receive additional VHS, DVD, or CD copies of all materials at guaranteed rates. CLIENT is free to use any vendor if CVI cannot match such other vendor's written quote.

b) Notwithstanding anything herein to the contrary but only to the extent mutually agreed upon in writing, CLIENT may grant to CVI a non-exclusive worldwide, perpetual, royalty-free license to edit, distribute, exhibit, syndicate and market worldwide (via cable, network TV, satellite, cruise lines, airlines, video, internet, CD, DVD, etc.) all programming created for broadcast purposes in connection with the Works.

ARTICLE I

CLIENT hereby contracts CVI commencing on the date specified below and continuing for a period of up to six (6) months or until CVI has performed the above mentioned services, whichever shall come later, to act as an independent agent to or though its agents, servants, and employees perform such services for CLIENT as are consistent with the intent of this Agreement.

CVI shall supply to Client monthly written reports describing the progress and results of each of the services and guarantees provided herein and conducted during such month. In addition, CVI shall deliver to Client oral reports concerning the services from time to time as requested by Client.

The media consulting fee due upon execution and any such other compensation for services, offered by CVI as set forth in this Agreement shall be paid as follows: 2,000,000 restricted shares of CLIENT'S common stock (the "Shares") issued to CVI pursuant to proper registration or exemption. Upon delivery to CVI of the shares referenced above, Client will immediately provide documentation sufficient to evidence that the shares of common stock are properly registered or exempt from registration and Client will provide CVI with documentation if requested by CVI.

If, at any time following the issuance of the shares, Client files a registration statement under the Act for purposes of a public offering of securities of Client for its own account, it shall notify CVI in writing (the "Company Notice"). CVI shall have the right (the "Piggyback Right") to include in any such registration statement all or any portion of the Shares then held by CVI. In order to exercise the Piggyback Right, CVI shall give written notice to Client (the "Piggyback Notice") no later than fifteen (15) days following the date on which Client gives the Company Notice. The Piggyback Notice shall set forth the number of Shares that CVI desires to include in the registration statement. Client shall have the right to terminate or withdraw any registration initiated by it under this paragraph prior to the effectiveness of such registration whether or not any holder of the Shares has elected to include securities in such registration.

CVI hereby acknowledge that it is aware (and, if applicable, that its representatives who are apprised of this matter have been advised) that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. CVI covenants and agrees not purchase or sell the Shares or any other securities of Client while in possession of confidential information.

CVI has read and understands the representations and warranties included in Exhibit A attached hereto.

ARTICLE II

CLIENT will ensure that it's employees are reasonably available when necessary to assist reasonably CVI to fulfill its obligations set forth herein, and CVI will provide and pay all costs pertaining to this Agreement relating to legal and other necessary services required for CVI to perform its duties.

CVI agrees not to use or disclose to anyone other than employees of Client, during the term of this Agreement and thereafter, any Confidential Information (as hereinafter defined). If requested by Client, CVI shall require its employees or agents performing services hereunder to execute confidentiality agreements prohibiting use of disclosure of Confidential Information. For purposes of this Agreement, "Confidential Information" is (a) information contained in any materials delivered to CVI pursuant to this Agreement, and (b) information which relates to Client's business affairs or that of any of its customers or affiliates.

ARTICLE III

If any portion of this Agreement is determined to be void as against the law or public policy, such provision shall not render the entire Agreement void, but only the invalid portion shall be so construed, and those provisions of this Agreement as evidenced by this Agreement shall be entered into and carried out.

The parties agree that in the event any party to this Agreement shall fail or refuse to perform any of the provisions of this Agreement, the other party hereto shall be entitled to injunctive relief enjoining and restraining the violations of any of the provisions of this Agreement and compelling specific performance of this Agreement as set forth herein.

The waiver by either party of breach or violation of, or failure to comply with, any term condition or provision of this Agreement by the other party shall not effect this Agreement and shall not operate or be construed as a waiver of any subsequent breach, rights, or remedies of the parties hereto. It is further understood and agreed that no failure or delay by the other party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right power or privilege hereunder.

This Agreement is made with reference to the laws of the State of California, without regard to conflicts of law.

It is expressly understood that this Agreement shall bind any successors, assigns, subsidiaries, or extensions to the parties hereto.

It is expressly understood and agreed that CLIENT and CVI are completely separate entities and are not partners, joint venturers, or agents for each other in any sense whatsoever, and neither party has the power or right to obligate or bind the other. It is also expressly understood that CVI has not represented itself as a brokerage firm, venture capital firm, broker-dealer as that term is defined in the Securities Exchange Act of 1934 and the Rules promulgated Thereunder, or by other definition, a capital raising entity in this transaction. CVI shall have no authority to, and shall not, in connection only with securities of the Client (i) offer for sale or solicit offers to buy any securities of the Client to or from any person, (ii) provide any advisory or valuation services to any person regarding any securities offerings or the merits or risks of an investment in any such securities, (iii) make any representations or warranties in connection with any securities offerings, or (v) otherwise effect any transactions with respect to, or induce or attempt to induce the purchase or sale of, any such securities.

This Agreement is complete and it is mutually agreed and understood that no other agreements, statements, inducements, or representations, written or verbal, have been made or relied upon by either party. In addition, because CVI has agreed to accept CLIENT stock only as compensation for its services; CLIENT understands and agrees that CVI shall not recommend or give any advice to investors regarding CLIENT'S stock, including valuations or performance. Both parties acknowledge that the productions and other services set forth herein are for corporate publicity and not for purposes of soliciting investors or touting Client Stock, or are intended to have any bearing or influence, and CVI makes no representations or warranties that its services contemplated herein will have any bearing whatsoever on CLIENT'S present or future share price. The modifications hereto or amendments hereto shall be binding when presented in writing and signed by both parties.

This Agreement may be terminated by Client on five days written notice. This Agreement may be signed in counterpart.

Signed by a person or persons duly authorized by CLIENT and CVI.

For CVI	*For CLIENT*
CLEARVISION INTERNATIONAL INC.	ASSOCIATED MEDIA HOLDINGS INC.
By:	By:
10. 16. 06.	10. 16 06
Date:	*Date*:

Exhibit A
CVI Investment Representations and Warranties

CVI represents and warrants to Client that it is acquiring the Shares for its own account for the purpose of investment, and not with a view to the resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"). The undersigned understands that the effect of these representations and warranties is that the economic risk of the investment in the Shares must be borne for an indefinite period of time because the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available. CVI hereby covenants and agrees not to sell, assign, transfer or dispose of the Shares except in compliance with the Act and applicable state securities laws.

The undersigned acknowledges that it has been afforded the opportunity to meet with the management of Client on more than one occasion and to ask questions of, and receive answers from, such management and Client's counsel about the business and affairs of Client and concerning the terms and conditions of the offering of the Shares, and to obtain any additional information, to the extent that Client possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the undersigned in connection with the offering of the Shares. The undersigned acknowledges that no valid request to Client by the undersigned for information of any kind about Client has been refused or denied by Client or remains unfulfilled as of the date thereof.

The undersigned asserts that he, she or it is an accredited and sophisticated investor, is familiar with the risks inherent in speculative investments such as in Client, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the shares, and is able to bear the economic risk of the investment.

The undersigned understands that the Shares have not been registered under the Act, by reason of a specific exemption under the provisions of the Act which depends in part upon the investment intent and the aforesaid representations and warranties of the undersigned and that, in issuing the Shares to the undersigned, Client is relying upon said representations and warranties.

The undersigned further understands that Client intends to, and the undersigned agrees that Client may, place or cause to be placed a legend on each certificate for the Shares, and each certificate for any securities issued in exchange for or in respect of the Shares, stating that such Shares or other securities have not been registered under the Act and setting forth or referring to the restriction on transferability and sale thereof, which legend shall be substantially as follows:

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE STATE SECURITIES LAW

The undersigned further understands that Client intends to, and the undersigned agrees that Client may make or cause to be made a notation on its stock transfer records of stop transfer instructions with respect to the aforementioned Shares or other securities and issue such stop transfer instructions to any future transfer agent with respect to the Shares or other securities.

CVI is aware of the risks inherent in an investment in the Client and specifically the risks of an investment in the Shares and has read and understands the Risk Factors attached hereto as Exhibit B. In addition, CVI is aware and acknowledges that there can be no assurance of the future viability or profitability of Client, nor can there be any assurance relating to the current or future value of the Shares.